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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 27, 2006

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   001-13711            13-3429953
  (State or other jurisdiction of      (Commission          (IRS Employer
  incorporation or organization)       File Number)      Identification No.)

        4211 W. Boy Scout Boulevard, Tampa, Florida        33607
          (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2006, Walter Industries, Inc. (the "Company") issued a press release filed herewith as Exhibit 99.1 and hereby incorporated by reference setting forth the Company's first quarter results.

ITEM 7.01   REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure."

On April 27, 2006, the Company issued a press release announcing that Jim Walter Resources has negotiated and settled a substantial portion of its annual metallurgical coal contracts for the July 2006 through June 2007 period with average pricing at approximately $115 per metric ton, and announcing that the Company has narrowed its full-year earnings expectations range. A copy of the press release is attached hereto as Exhibit 99.2.

The information furnished pursuant to this "Item 7.01 Regulation FD Disclosure," including Exhibit 99.2, shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1        April 27, 2006, Walter Industries Announces First Quarter 2006
            Results

99.2 Jim Walter Resources Settles Significant Portion of Metallurgical Coal Contracts At Approximately $115 Per Metric Ton; Walter Industries Narrows Full-Year Earnings Expectations Range

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WALTER INDUSTRIES, INC.


                                       By: /s/ Victor P. Patrick
                                           -------------------------------------
                                           Victor P. Patrick
                                           Sr. Vice President, General Counsel
                                           and Secretary

Date:  April 27, 2006